SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

May 3, 2004
Date of Report (Date of earliest event reported)

VIROLOGIC, INC.

(Exact name of Registrant as specified in charter)

Delaware	000-30369	94-3234479
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

345 Oyster Point Blvd.
South San Francisco, California 94080
(650) 635-1100
(Address, including zip code, and telephone number, including area code, of principal executive officers)

N/A
(Former name or former address, if changed since last report)

Item 5. Other Events and Regulation FD Disclosure
Item 7. Financial Statements and Exhibits
Item 12. Results of Operations and Financial Condition.
SIGNATURE
INDEX TO EXHIBITS
EXHIBIT 99.1
EXHIBIT 99.2

Item 5.     Other Events and Regulation FD Disclosure.

On May 3, 2004, ViroLogic, Inc. issued a press release announcing that it has entered into a nationwide distribution agreement with Quest Diagnostics Incorporated for the distribution of ViroLogic's HIV phenotypic tests. A copy of the press release is attached to this report as Exhibit 99.1.

Item 7.     Financial Statements and Exhibits.

99.1	Press Release issued May 3, 2004.

99.2	Press Release issued May 3, 2004.

Item 12.   Results of Operations and Financial Condition.

The information contained in Item 12 and Exhibit 99.2 in this Current Report is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information contained in Item 12 and Exhibit 99.2 in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

On May 3, 2004, ViroLogic, Inc. issued a press release announcing its unaudited financial results for the quarter ended March 31, 2004. A copy of the press release is attached to this report as exhibit 99.2.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIROLOGIC, INC.
Dated: May 3, 2004	By:	/s/ William D. Young
William D. Young
Chief Executive Officer

INDEX TO EXHIBITS

99.1	Press Release issued May 3, 2004.

99.2	Press Release issued May 3, 2004.